Exhibit 99.1

Li-Cycle Provides Update on Annual General and Special Meeting Results

Board of Directors Approves Share Consolidation on an 8-for-1 Ratio

Board of Directors Announces Jacqueline Dedo as Li-Cycle’s Independent Board Chair

TORONTO, Canada (May 24, 2024) – Li-Cycle Holdings Corp. (NYSE: LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, today announced updates from the Company’s Annual General and Special Meeting of Shareholders held on May 23, 2024 (the “AGM”).

Voting results of items of business at the AGM included the election of each of the Li-Cycle director nominees; the approval of the share consolidation resolution, described further below; the approval of the compensation of the Company’s named executive officers on an advisory basis; the approval of a one-year frequency period for future advisory votes on the compensation of the Company’s named executive officers on an advisory basis; and the approval of the adjournment of the AGM to permit Li-Cycle to complete the search for a successor independent auditor firm.

Share Consolidation Update

Following approval by the Company’s shareholders and its Board of Directors (“Board”), the Company will effect a consolidation of the Company’s common shares (the “Shares”) at a ratio of 8 pre-consolidation Shares for 1 post-consolidation Share (the “Share Consolidation”).

The Share Consolidation is expected to be effective before the markets open on June 4, 2024. Beginning on June 4, 2024, Li-Cycle’s Shares are expected to begin trading on a post-consolidation basis on the New York Stock Exchange (“NYSE”) under the same symbol, “LICY,” but under a new CUSIP number: 50202P204.

The Share Consolidation is being implemented as a way to potentially increase the trading price of Shares so as to regain compliance with the closing share price criteria set forth in Rule 802.01C of the NYSE Manual.

Under the terms of the Share Consolidation, every eight Shares will be automatically consolidated into one Share. The Share Consolidation will not change the authorized number of Shares.

Shareholders will not receive any fractional Shares as a result of the Share Consolidation. In the event that a shareholder becomes entitled to a fractional Share as a result of the Share Consolidation, such fractional Share will be deemed to have been tendered by the shareholder immediately following the Share Consolidation to the Company for cancellation for no consideration.

As a result of the Share Consolidation, the exercise or conversion price and the number of Shares issuable under any of the Company’s outstanding securities that are exercisable or convertible into Shares, including under equity awards, warrants, rights, convertible notes and other similar securities will be proportionally adjusted in accordance with the terms of such securities.

Continental Stock Transfer and Trust Company (“Continental”), the Company’s transfer agent, will act as the exchange agent for the Share Consolidation. Shares held by shareholders in ‘street name’ will have their accounts automatically credited by their brokerage firm, bank or other nominee, as will any shareholders who held their Shares in book-entry form at Continental.

Independent Board Chair Update

The Company would also like to announce the appointment of Jacqueline (Jacqui) Dedo as Li-Cycle’s independent Board Chair, effective immediately. Ms. Dedo succeeds Tim Johnston, Li-Cycle’s previous interim non-executive Board Chair. As part of this transition, Mr. Johnston is also stepping down from the Li-Cycle Board, effective May 31, 2024, to pursue other business opportunities. Ms. Dedo will continue to serve as the Chair of the Board’s Special Committee.

“Having served on our Board for almost two years, Jacqui has a deep understanding of Li-Cycle and the opportunities ahead for our technology and business,” said Ajay Kochhar, CEO and co-founder of Li-Cycle. “I look forward to Jacqui’s enhanced contributions, continued guidance and leadership as our new independent Chair of the Board as we advance our comprehensive review and go-forward strategy for the Rochester Hub. Her strategic advice and counsel will be an invaluable differentiator as we continue to respond to a rapidly growing market and new opportunities for Li-Cycle.”

“I want to extend my gratitude to Tim for his leadership and vision as Chair of the Board and for helping us create a strong foundation upon which we can build,” continued Mr. Kochhar. “It was a privilege partnering with Tim to found Li-Cycle in 2016; his significant contributions have been a critical enabler of the development of our technology and the development of our Company.”

“I believe that the underlying opportunities for Li-Cycle’s business model and its patented and innovative Spoke & Hub Technologies™ continue to be robust and position the Company favorably in the global battery recycling market. I am excited to take on this leadership position as the Company navigates this transitionary period and seeks to execute on its next phase of growth,” said Jacqui Dedo, Li-Cycle’s new Independent Board Chair.

Ms. Dedo has more than 40 years of experience across a variety of functions and verticals in the automotive industry, with a focus on strategy development and creating customer value. She is the co-founder of Aware Mobility, LLC. She previously served as President of the Piston Group and Chief Strategy and Supply Chain Officer for Dana Holding Corp. (NYSE: DAN). Ms. Dedo has also previously held various leadership positions at The Timken Company (NYSE: TKR), Motorola (NYSE:MSI), and Robert Bosch Corporation. Ms. Dedo currently serves on the board of directors of Cadillac Products Automotive Company, a private, internationally-recognized leader in the plastics converting industry; Workhorse Group Inc. (Nasdaq: WKHS), an American technology company focused on pioneering the transition to zero-emission commercial vehicles; Carbon Revolution plc (Nasdaq: CREV), a leading global manufacturer of lightweight advanced technology carbon fiber wheels; and Ballard Power Systems (Nasdaq: BLDP), a leading global provider of innovative clean energy fuel cell solutions. Ms. Dedo earned her Bachelor of Science degree in electrical engineering from Kettering University in Flint, Michigan. She has been involved in numerous charitable organizations and has been honored on multiple occasions by Automotive News as one of the ‘Top 100 Leading Women in the Automotive Industry.’

With the appointment of Ms. Dedo as Independent Chair, the Board has also made changes to the leadership of certain of the Company’s Board Committees, effective immediately: Susan Alban has been appointed Chair of the Compensation Committee, replacing Jacqui Dedo; and Diane Pearse has been appointed Chair of the Nominating and Governance Committee, replacing Mark Wellings. Scott Prochazka will continue to serve as Chair of the Audit Committee and Anthony Tse will continue to serve as Chair of the Health, Safety, Environment & Sustainability Committee.

Independent Auditor Update

Li-Cycle has been engaged in ongoing efforts to secure a new independent auditor. After careful consideration of the offers and thorough evaluation of the capabilities and fit of the respective firms, the Company is now in the final stages of its selection process and expects to be able to announce its chosen independent auditor candidate in the coming weeks.

About Li-Cycle Holdings Corp.

Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

Investor Relations & Media

Louie Diaz

Sheldon D’souza

Investor Relations: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include but are not limited to statements about: completion of the Share Consolidation and the expected effective date of the Share Consolidation; the expected commencement of trading of Li-Cycle’s Shares on a post-consolidation basis on the NYSE; the intended effects of the Share Consolidation, including an increase in the market price of the Shares and compliance with the NYSE’s continued listing standards; Continental’s role in the Share Consolidation as the Company’s transfer agent; the expected departure of Mr. Tim Johnston from Li-Cycle Board; the expected contributions of the new independent Chair of the Board; the underlying opportunities for Li-Cycle’s business model and technologies; the position of Li-Cycle in the global battery recycling market; and the expectations regarding the independent auditor search. These statements are based on various assumptions, whether or not identified in this communication, including but not limited to assumptions regarding the timing, scope and cost of Li-Cycle’s projects; Li-Cycle’s ability to execute on its growth and other strategic plans; the processing capacity and production of Li-Cycle’s facilities; Li-Cycle’s ability to source feedstock and manage supply chain risk; Li-Cycle’s ability to increase recycling capacity and efficiency; Li-Cycle’s ability to obtain financing on acceptable terms; Li-Cycle’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners; general economic conditions; currency exchange and interest rates; compensation costs; and inflation. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle, and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to economically and efficiently source, recover and recycle lithium-ion batteries and lithium-ion battery manufacturing scrap, as well as third party black mass, and to meet the market demand for an environmentally sound, closed-loop solution for manufacturing waste and end-of-life lithium-ion batteries; Li-Cycle’s inability to successfully implement its global growth strategy, on a timely basis or at all; Li-Cycle’s inability to manage future global growth effectively; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; Li-Cycle’s history of losses and expected significant expenses for the foreseeable future as well as additional funds required to meet Li-Cycle’s liquidity needs and capital requirements in the future not being available to Li-Cycle on acceptable terms or at all when it needs them; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; uncertainty related to the success of Li-Cycle’s cash preservation plan and related past and further workforce reductions; Li-Cycle’s inability to attract, train and retain top talent who possess specialized knowledge and technical skills; Li-Cycle’s failure to oversee and supervise strategic review of all or any of the Li-Cycle’s operations and capital project and obtain financing and other strategic alternatives; Li-Cycle’s inability to service its debt and the restrictive nature of the terms of its debt; Li-Cycle’s potential engagement in strategic transactions, including acquisitions, that could disrupt its business, cause dilution to its shareholders, reduce its financial resources, result in incurrence of debt, or prove not to be successful; one or more of Li-Cycle’s current or future facilities becoming inoperative, capacity constrained or disrupted, or lacking sufficient feed streams to remain in operation; the potential impact of the pause in construction of the Rochester Hub on the authorizations and permits granted to Li-Cycle for the operation of the Rochester Hub and the Spokes on pause; the risk that the New York state and municipal authorities determine that the permits granted to Li-Cycle for the production of metal sulphates at the Rochester Hub will be impacted by the change to MHP and the reduction in scope for the project; Li-Cycle’s failure to materially increase recycling capacity and efficiency; Li-Cycle expects to continue to incur significant expenses and may not achieve or sustain profitability; problems with the handling of lithium-ion battery cells that result in less usage of lithium-ion batteries or affect Li-Cycle’s operations; Li-Cycle’s inability to maintain and increase feedstock supply commitments as well as secure new customers and off-take agreements; a decline in the adoption rate of EVs, or a decline in the support by governments for “green” energy technologies; decreases in benchmark prices for the metals contained in Li-Cycle’s products; changes in the volume or composition of feedstock materials processed at Li-Cycle’s facilities; the development of an alternative chemical make-up of lithium-ion batteries or battery alternatives; Li-Cycle’s expected revenues for the Rochester Hub are expected to be derived significantly from a limited number of customers; uncertainty regarding the sublease agreement with Pike Conductor Dev 1, LLC related to the construction, financing and leasing of a warehouse and administrative building for the Rochester Hub; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s heavy reliance on the experience and expertise of its management; Li-Cycle’s reliance on third-party consultants for its regulatory compliance; Li-Cycle’s inability to complete its recycling processes as quickly as customers may require; Li-Cycle’s inability to compete successfully; increases in income tax rates, changes in income tax laws or disagreements with tax authorities; significant variance in Li-Cycle’s operating and financial results from period to period due to fluctuations in its operating costs and other factors; fluctuations in foreign currency exchange rates which could result in declines in reported sales and net earnings; unfavorable economic conditions, such as consequences of the global COVID-19 pandemic; natural disasters, unusually adverse weather, epidemic or pandemic outbreaks, cyber incidents, boycotts and geo-political events; failure to protect or enforce Li-Cycle’s intellectual property; Li-Cycle may be subject to intellectual property rights claims by third parties; Li-Cycle may be subject to cybersecurity attacks, including, but not limited to, ransomware; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; the potential for Li-Cycle’s directors and officers who hold Company common shares to have interests that may differ from, or be in conflict with, the interests of other shareholders; and risks related to adoption of Li-Cycle’s shareholder rights plan and amendment to the shareholder rights plan and the volatility of the price of Li-Cycle’s common shares. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Quarterly Reports on Form 10-Q, in each case filed with the U.S. Securities and Exchange Commission and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.